                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event) September 18, 2002
                                                   ------------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



      OHIO                            0-20100                  34-1686642
----------------------------   ------------------------  -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



5200 Stoneham Road, North Canton, Ohio                        44720
----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)

                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code

ITEM 9.  REGULATION FD DISCLOSURE

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

NATURAL GAS HEDGE POSITION

         From September 18, 2002 through September 20, 2002, the Company placed additional hedge positions covering 8,130 Bbtu of its natural gas production for the period from October 2002 through December 2004. The hedges are in the form of swaps based on a New York Mercantile Exchange ("NYMEX") equivalent weighted average price of $3.92 per Mmbtu.

         In aggregate, since August 30, 2002, the Company has placed additional hedge positions covering 16,860 Bbtu of its natural gas production for the period from October 2002 through March 2005. The hedges are in the form of swaps based on a NYMEX equivalent weighted average price of $3.88 per Mmbtu.

         The Company has a $100 million revolving credit facility ("the Revolver"). Up to $30 million in letters of credit may be issued pursuant to the Revolver. At September 20, 2002, the Company had $10.8 million of outstanding letters of credit of which $9.5 million was required due to the Company's hedge positions. At September 20, 2002, the outstanding balance under the credit agreement was $35.8 million with $53.4 million of borrowing capacity available for general corporate purposes.




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         The following table reflects the natural gas volumes and the weighted average prices under financial hedges (including settled hedges) and fixed price contracts at September 20, 2002:


                                                  NATURAL GAS COLLARS                                       FIXED PRICE CONTRACTS
                          -------------------------------------------------------------------------------  -----------------------
                                            MONTHLY NYMEX SETTLE OF            MONTHLY NYMEX SETTLE
                                               $1.75 OR HIGHER                   LOWER THAN $1.75
                                        --------------------------------  ------------------------------
                                                                                            ESTIMATED                   ESTIMATED
                                        NYMEX PRICE       ESTIMATED           NYMEX          WELLHEAD                    WELLHEAD
                                         PER MMBTU         WELLHEAD         PRICE PER       PRICE PER       ESTIMATED   PRICE PER
QUARTER ENDING              BBTU         FLOOR/CAP       PRICE PER MCF        MMBTU            MCF            MMCF         MCF
-------------------       -------      --------------    --------------    ------------   -------------    ----------  ----------
December 31, 2002           2,130       $ 2.25 - 4.00     $ 2.47 - 4.22       Monthly        Monthly           830      $ 4.12
                           ------      --------------    --------------        NYMEX          NYMEX           ----      ------
                            2,130       $ 2.25 - 4.00     $ 2.47 - 4.22      settle plus   settle plus         830      $ 4.12
                           ======      ==============    ==============        $0.50      $0.65 to $0.75      ====      ======

March 31, 2003              1,650       $ 3.40 - 5.23     $ 3.65 - 5.48                                        180      $ 3.48
June 30, 2003               1,650         3.40 - 5.23       3.55 - 5.38                                        110        3.12
September 30, 2003          1,650         3.40 - 5.23       3.55 - 5.38                                         75        2.68
December 31, 2003           1,650         3.40 - 5.23       3.62 - 5.45                                         70        2.59
                           ------      --------------    --------------                                       ----      ------
                            6,600       $ 3.40 - 5.23     $ 3.59 - 5.42                                        435      $ 3.11
                           ======      ==============    ==============                                       ====      ======



                                        NATURAL GAS SWAPS
                          ----------------------------------------------
                                                            ESTIMATED
                                        NYMEX PRICE          WELLHEAD
QUARTER ENDING              BBTU         PER MMBTU        PRICE PER MCF
-------------------       -------      --------------    --------------
December 31, 2002             800          $ 3.82            $ 4.00
                           ------         -------            ------
                              800          $ 3.82            $ 4.00
                           ======         =======            ======

March 31, 2003              1,800          $ 3.92            $ 4.17
June 30, 2003               1,800            3.92              4.07
September 30, 2003          1,800            3.92              4.07
December 31, 2003           1,800            3.92              4.14
                           ------         -------            ------
                            7,200          $ 3.92            $ 4.12
                           ======         =======            ======

March 31, 2004              2,040          $ 3.84            $ 4.09
June 30, 2004               2,040            3.84              3.99
September 30, 2004          2,040            3.84              3.99
December 31, 2004           2,040            3.84              4.06
                           ------         -------            ------
                            8,160          $ 3.84            $ 4.03
                           ======         =======            ======

March 31, 2005              1,050          $ 3.87            $ 4.12
                           ------         -------            ------
                            1,050          $ 3.87            $ 4.12
                           ======         =======            ======



BBTU - BILLION BRITISH THERMAL UNITS       MMCF - MILLION CUBIC FEET
MMBTU - MILLION BRITISH THERMAL UNITS      MCF - THOUSAND CUBIC FEET

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    SEPTEMBER 24, 2002      BELDEN & BLAKE CORPORATION
      ---------------------
                                 (Registrant)


                                 By:    /s/ Robert W. Peshek
                                      -----------------------------------------
                                        Robert W. Peshek, Vice President
                                        and Chief Financial Officer